EXHIBIT 99.1

THE STEAK N SHAKE COMPANY ANNOUNCES APPOINTMENT OF NEW CHAIRMAN OF THE BOARD

INDIANAPOLIS, June 19, 2008 /PRNewswire-FirstCall/ -- The Steak n Shake Company (NYSE: SNS) today announced that its current board member, Sardar Biglari, has been appointed Chairman of the Board of Directors, replacing interim Chairman Wayne L. Kelley.  Mr. Kelley will remain on the Board of Directors and will retain his position as Interim Chief Executive Officer until the Company concludes its search for a permanent Chief Executive Officer.

Mr. Kelley, Interim Chief Executive Officer, commented, “On behalf of Steak n Shake, I would like to welcome Mr. Biglari as the Company’s new Chairman.  We look forward to working together to improve the performance of the Company.”

Mr. Biglari, the newly appointed Chairman of the Board of Directors, commented, “As Steak n Shake’s new Chairman, I wholeheartedly look forward to helping lead the Company to the creation of value for all its shareholders.  While one of the Board’s and my immediate responsibilities centers on attracting a highly qualified CEO, we will begin by taking needed steps to close the gap between Steak n Shake’s intrinsic business value and its stock price, which we believe considerably underrates that value.”

About Steak n Shake
Steak n Shake is a full-service, casual dining restaurant serving a core menu of its famous STEAKBURGERTM sandwiches, thin 'n crispy french fries, old fashioned hand-dipped milk shakes, chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the guest's order and served by friendly, well-trained associates. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows and most are open 24 hours a day, seven days a week.

Risks Associated with Forward-Looking Statements
Certain statements contained in this press release represent forward-looking statementswithin the meaning of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements include estimates of future revenues, cash flows, capital expenditures or other financial items, as well as assumptions underlying any of the foregoing. Forward-looking statements reflect management’s current expectations regarding future events and use words such as “anticipate,” “believe,” “expect,” “may” and other similar terminology. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Investors should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. These forward-looking statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. Our actual future results and trends may differ materially depending on a variety of factors, many beyond our control, including, but not limited to :the poor performance or closing of even a small number of restaurants; our ability to attract and retain guests; the ability of our franchisees to operate profitable restaurants; changes in guest preferences, tastes and dietary habits; minimum wage rates; the availability and cost of qualified personnel; fluctuations in food commodity prices and the availability of food commodities; harsh weather conditions; unfavorable publicity relating to food safety or food borne illness; our ability to comply with the restrictions and covenants to our debt agreements; our ability to renegotiate our debt agreements and refinance our current debt at similar rates; our ability to comply with existing and future governmental regulations; our ability to adequately protect our trademarks, service marks and other components of our brand; and other risks identified in the periodic reports we file with the Securities and Exchange Commission.  Additional risks and uncertainties not currently known to us or that are currently deemed immaterial may also become important factors that may harm our business, financial condition, results of operations or cash flows. We assume no obligation to update forward-looking statements except as required in our periodic reports.

Contact:                Jeffrey A. Blade
Jeff.blade@steaknshake.com
(317) 633-4100